UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2024

TECHTARGET, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42428	99-2218610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Grove Street
Newton, Massachusetts	02466
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 431-9200

Toro CombineCo, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	TTGT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note.

On December 3, 2024, TechTarget, Inc. (formerly known as Toro CombineCo, Inc.) (“New TechTarget”), filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Initial 8-K”) to disclose that the Company had completed the previously announced transactions contemplated by the Agreement and Plan of Merger, dated January 10, 2024, by and among TechTarget Holdings Inc. (formerly known as TechTarget, Inc.) (“Former TechTarget”), New TechTarget, Toro Acquisition Sub, LLC, Informa PLC (“Informa”), Informa US Holdings Limited and Informa Intrepid Holdings Inc. (such transactions, the “Transactions”).

This Current Report on Form 8-K/A amends the Initial 8-K to include (i) the historical audited financial statements and unaudited interim financial statements of Former TechTarget and the digital businesses of Informa’s Informa Tech division contributed as part of the Transactions (the “Informa Tech Digital Businesses”), (ii) the pro forma combined financial information required by Item 9.01(b) of Form 8-K, and (iii) Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Informa Tech Digital Businesses as of and for the years ended December 31, 2023 and 2022 and for the year ended December 31, 2021 and as of September 30, 2024 and for the three and nine month periods ended September 30, 2024 and 2023 for each of the Informa Tech Digital Businesses and Former TechTarget, which should be read in conjunction with the Initial 8-K.

The pro forma financial information included in this Current Report on Form 8-K/A has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that Former TechTarget and the Informa Tech Digital Businesses would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after the acquisition.

Except as described above, all other information in the Initial 8-K remains unchanged.

Item 8.01	Other Events.

On December 2, 2024, New TechTarget issued a press release announcing the consummation of the Transactions. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

New TechTarget’s Risk Factors, New TechTarget’s Business Section and Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Informa Tech Digital Businesses for the years ended December 31, 2023 and 2022 and as of September 30, 2024 and for the nine month period ended September 30, 2024 and 2023 and Former TechTarget for the years ended December 31, 2023, 2022 and 2021 and as of September 30, 2024 and for the three and nine month periods ended September 30, 2024 and 2023 are filed herewith and attached hereto as Exhibits 99.2, 99.3, 99.4, 99.12, 99.5 and 99.6, respectively, and incorporated herein by reference.

No Offer

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and the exhibits attached hereto contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than historical facts, are forward-looking statements, including: statements regarding the expected benefits of the Transactions, such as improved operations, enhanced revenues and cash flow, synergies, growth potential, market profile, business plans, expanded portfolio and financial strength; the competitive ability and position of New TechTarget; legal, economic, and regulatory conditions; and any assumptions underlying any of the foregoing. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “plan,” “could,” “would,” “project,” “predict,” “continue,” “target,” or the negatives of these words or other similar terms or expressions that concern New TechTarget’s expectations, strategy, priorities, plans, or intentions. Forward-looking statements are based upon current plans, estimates, and expectations that are subject to risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. We can give no assurance that such plans, estimates, or expectations will be achieved, and therefore, actual results may differ materially from any plans, estimates, or expectations in such forward-looking statements.

Important factors that could cause actual results to differ materially from such plans, estimates, or expectations include, among others: unexpected costs, charges, or expenses resulting from the Transactions; uncertainty regarding the expected financial performance of New TechTarget; failure to realize the anticipated benefits of the Transactions, including as a result of integrating the Informa Tech Digital Businesses with the business of TechTarget; the ability of New TechTarget to implement its business strategy; difficulties and delays in New TechTarget achieving revenue and cost synergies; evolving legal, regulatory, and tax regimes; changes in economic, financial, political, and regulatory conditions, in the United States and elsewhere, and other factors that contribute to uncertainty and volatility, natural and man-made disasters, civil unrest, pandemics, geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade, and policy changes associated with the current or subsequent U.S. administrations; New TechTarget’s ability to meet expectations regarding the accounting and tax treatments of the Transactions; market acceptance of New TechTarget’s products and services; the impact of pandemics and future health epidemics and any related economic downturns on New TechTarget and the markets in which it and its customers operate; changes in economic or regulatory conditions or other trends affecting the internet, internet advertising and IT industries; data privacy and artificial intelligence laws, rules, and regulations; the impact of foreign currency exchange rates; certain macroeconomic factors facing the global economy, including instability in the regional banking sector, disruptions in the capital markets, economic sanctions and economic slowdowns or recessions, rising inflation and interest rate fluctuations on the operating results of New TechTarget; and other matters included in Risk Factors of New TechTarget attached hereto as Exhibit 99.2 and other documents filed by New TechTarget from time to time with the SEC. This summary of risks and uncertainties should not be considered to be a complete statement of all potential risks and uncertainties that may affect New TechTarget. Other factors may affect the accuracy and reliability of forward-looking statements. We caution you not to place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes. Actual performance and outcomes, including, without limitation, New TechTarget’s actual results of operations, financial condition and liquidity, may differ materially from those made in or suggested by the forward-looking statements contained in this Current Report on Form 8-K.

Any forward-looking statements speak only as of the date of this Current Report on Form 8-K. None of New TechTarget, its affiliates, advisors or representatives, undertake any obligation to update any forward-looking statements, whether as a result of new information or developments, future events, or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The audited consolidated balance sheets of Former TechTarget as of December 31, 2023 and 2022, the related consolidated statements of operations, comprehensive income, stockholders’ equity, and cash flows, for each of the three years in the period ended December 31, 2023 and the related notes are filed as Exhibit 99.7 hereto and are incorporated herein by reference.

The unaudited consolidated balance sheets of Former TechTarget as of September 30, 2024 and December 31, 2023, the related consolidated statements of operations, comprehensive income, stockholders’ equity, and cash flows for three and nine months ended September 30, 2024 and 2023 and the related notes are filed as Exhibit 99.8 hereto and are incorporated herein by reference.

The audited combined balance sheets of the Informa Tech Digital Businesses as of December 31, 2023 and 2022, the related combined statements of income and comprehensive income (loss), changes in equity, and cash flows, for each of the three years in the period ended December 31, 2023 and the related notes are filed as Exhibit 99.9 hereto and are incorporated herein by reference.

The unaudited condensed combined balance sheets of Informa Tech Digital Businesses as of September 30, 2024 and December 31, 2023, the related condensed combined statements of income (loss), comprehensive income (loss), changes in equity, and cash flows for three and nine months ended September 30, 2024 and 2023 and the related notes are filed as Exhibit 99.10 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of September 30, 2024, and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2024 and the year ended December 31, 2023 are filed as Exhibit 99.11 hereto and are incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description of Exhibit

2.1^	Agreement and Plan of Merger, dated as of January 10, 2024, among TechTarget Holdings Inc. (formerly known as TechTarget, Inc.), TechTarget, Inc. (formerly known as Toro CombineCo, Inc.), Toro Acquisition Sub, LLC, Informa PLC, Informa US Holdings Limited, and Informa Intrepid Holdings Inc., as it may be amended, modified or supplemented from time to time (incorporated herein by reference from Annex A to the Combined Proxy Statement/Prospectus).

3.1*	Amendment No. 1 to Certificate of Incorporation of TechTarget, Inc. (formerly known as Toro CombineCo, Inc.), dated December 2, 2024.

3.2*	Amended and Restated Certificate of Incorporation of TechTarget, Inc. (formerly known as Toro CombineCo, Inc.), dated December 2, 2024.

3.3*	Amended and Restated Bylaws of TechTarget, Inc. (formerly known as Toro CombineCo, Inc.), dated December 2, 2024.

4.1*	First Supplemental Indenture, dated as of November 29, 2024, by and among Toro CombineCo, Inc., TechTarget, Inc. and U.S. Bank National Association, as trustee to Indenture, dated as of December 17, 2020, by and between TechTarget, Inc. and U.S. Bank National Association, as trustee.

4.2*	First Supplemental Indenture, dated as of November 29, 2024, by and among Toro CombineCo, Inc., TechTarget, Inc. and U.S. Bank National Association, as trustee to Indenture, dated as of December 13, 2021, by and between TechTarget, Inc. and U.S. Bank National Association, as trustee.

10.1*	Stockholders Agreement, dated as of December 2, 2024, by and among TechTarget, Inc. (formerly known as Toro CombineCo, Inc.), Informa PLC and Informa US Holdings Limited.

10.2*	Registration Rights Agreement, dated as of December 2, 2024, by and between TechTarget, Inc. (formerly known as Toro CombineCo, Inc.) and Informa US Holdings Limited.

10.3*	Tax Matters Agreement, dated as of December 2, 2024, by and among TechTarget, Inc. (formerly known as Toro CombineCo, Inc.), Informa PLC, Informa USA, Inc., Informa Tech LLC and Informa Intrepid Holdings Inc.

10.4^*	Transitional Services Agreement, dated as of December 2, 2024, by and between TechTarget, Inc. (formerly known as Toro CombineCo, Inc.) and Informa Group Limited.

10.5^*	Reverse Transitional Services Agreement, dated as of December 2, 2024, by and between TechTarget, Inc. (formerly known as Toro CombineCo, Inc.) and Informa Group Limited.

10.6*	Data Sharing Agreement, dated as of December 2, 2024, by and between TechTarget, Inc. (formerly known as Toro CombineCo, Inc.) and Informa PLC.

10.7*	Brand License Agreement, dated as of December 2, 2024, by and between TechTarget, Inc. (formerly known as Toro CombineCo, Inc.) and Informa Group Limited.

10.8*	Commercial Cooperation Agreement, dated as of December 2, 2024, by and between TechTarget, Inc. (formerly known as Toro CombineCo, Inc.) and Informa Group Limited.

10.9*^	Credit Agreement, dated December 2, 2024, by and among Toro CombineCo, Inc., the Lenders party thereto and Informa Group Holdings Limited.

10.10*	TechTarget, Inc. 2024 Incentive Plan.

10.11*	TechTarget, Inc. 2024 Employee Stock Purchase Plan..

10.12*	Secondment Agreement, dated as of December 2, 2024, by and among TechTarget, Inc. (formerly known as Toro CombineCo, Inc.), Gary Nugent and Informa Support Services, Inc.

10.13*	Restrictive Covenant Agreement, dated as of December 2, 2024, by and between TechTarget, Inc. (formerly known as Toro CombineCo, Inc.) and Gary Nugent.

99.1*	TechTarget, Inc. Press Release dated December 2, 2024.

99.2*	Risk Factors of TechTarget, Inc.

99.3*	Business Section of TechTarget, Inc.

99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Informa Tech Digital Businesses of Informa PLC as of September 30, 2024 and for the nine month period ended September 30, 2024 and 2023.

99.5	Management’s Discussion and Analysis of Financial Condition and Results of Operations of TechTarget Holdings Inc. (formerly known as TechTarget, Inc.) for the years ended December 31, 2023, 2022 and 2021 (incorporated by reference to TechTarget Holdings Inc.’s (formerly known as TechTarget, Inc.) Annual Report on Form 10-K (File No. 001-33472) for the fiscal year ended December 31, 2023).

99.6	Management’s Discussion and Analysis of Financial Condition and Results of Operations of TechTarget Holdings Inc. (formerly known as TechTarget, Inc.) as of September 30, 2024 and for the nine month period ended September 30, 2024 and 2023 (incorporated by reference to TechTarget Holdings Inc.’s (formerly known as TechTarget, Inc.) Quarterly Report on Form 10-Q (File No. 001-33472) for the quarterly period ended September 30, 2024).

99.7	Audited consolidated financial statements of TechTarget Holdings Inc. (formerly known as TechTarget, Inc.) as of December 31, 2023 and 2022 and for the three years ended December 31, 2023 and auditor reports thereon (incorporated by reference to TechTarget Holdings Inc.’s (formerly known as TechTarget, Inc.) Annual Report on Form 10-K (File No. 001-33472) for the fiscal year ended December 31, 2023).

99.8	Unaudited consolidated financial statements of TechTarget Holdings Inc. (formerly known as TechTarget, Inc.) as of September 30, 2024 and December 31, 2023 and for the three and nine months ended September 30, 2024 and 2023 (incorporated by reference to TechTarget Holdings Inc.’s (formerly known as TechTarget, Inc.) Quarterly Report on Form 10-Q (File No. 001-33472) for the quarterly period ended September 30, 2024).

99.9	Audited combined financial statements of the Informa Tech Digital Businesses of Informa PLC as of December 31, 2023 and 2022 and for the three years ended December 31, 2023 (incorporated by reference to New TechTarget’s final prospectus on Form 424(b)(3) filed on October 25, 2024).

99.10	Unaudited condensed combined financial statements of Informa Tech Digital Businesses of Informa PLC as of September 30, 2024 and for the three and nine months ended September 30, 2024 and 2023.

99.11	Unaudited Pro Forma Condensed Combined Financial Information as of September 30, 2024, for the fiscal year ended December 31, 2023 and for the nine months ended September 30, 2024.

99.12	Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Informa Tech Digital Businesses of Informa PLC for the years ended December 31, 2023 and 2022 (incorporated by reference to New TechTarget’s final prospectus on Form 424(b)(3) filed on October 25, 2024).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

^

Certain annexes to the Agreement and Plan of Merger, Transitional Services Agreement, Reverse Transitional Services Agreement, and Credit Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Certain schedules, annexes and exhibits to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Certain portions of the Transitional Services Agreement have been omitted pursuant to Rule 601(b)(10) of Regulation S-K. The registrant will furnish copies of any such schedules, annexes and exhibits to the U.S. Securities and Exchange Commission upon request.

*	Previously filed with, and incorporated by reference from, the Initial 8-K filed with the SEC on December 3, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHTARGET, INC.

	By:	/s/ Charles D. Rennick
Dated: December 6, 2024	Name:	Charles D. Rennick
	Title:	Vice President, General Counsel, and Corporate Secretary